UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2026

IR-MED, INC.

Nevada	000-56492	84-4516398
(State or Other Jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

ZHR Industrial Zone Rosh Pina Israel	1231400
(Address of Principal Executive Offices)	(Area Code)

+ 972-4-655-5054

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2026, the Board of Directors (the “Board”) of IR-Med, Inc. (the “Company”) appointed Yaniv Cohen, as interim Chief Effective Officer of the Company, effective as of September 14, 2026.

Mr. Cohen, age 46, co-founded IR. Med Ltd. in September 2013 and has served as the R&D manager. Following the completion of the acquisition of IR. Med Ltd he serves as the CSO. and was appointed to the Board. Mr. Cohen is an experienced electrical engineer with expertise in the fields of wave propagation and IR Spectroscopy for medical applications. Additionally, Mr. Cohen holds four patents in medical devices, has co-authored eight articles in scientific journals, and has spoken in conferences around the globe. From 2010 to 2013, Mr. Cohen served as R&D manager for PIMS, an Israeli medical device company, focusing on IR imaging and spectral analysis for non-invasive cancer assessment and identification. From 2008 to 2009, Mr. Cohen worked for Cisco as a system engineer. From 2006 to 2008, he worked as a service engineer for Intel Israel. Since 2022, Mr. Cohen holds a Ph.D of Sciences in the doctoral program, Informatics and Computer Engineering in the National Research University Higher School of Economics, School of Electronic Engineering Institute of Electronics and Mathematics (MIEM HSE) in Moscow, Russia. Mr. Cohen holds a M.Sc. in Electrical Engineering from Holon Institute of Technology (2007). From 2009 to 2010, he attended the Ben-Gurion University of the Negev, Beer Sheva, Israel where he wrote a thesis in wave prorogation.

Except as otherwise set forth herein, there is no arrangement or understanding between Mr. Cohen and any other person pursuant to which he was appointed as interim Chief Executive Officer and there are no transactions in which Mr. Cohen has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Cohen’s appointment as Interim Chief Executive Officer, the Company has not entered into any new compensatory arrangements or agreements, nor have any amendments been made to existing compensatory arrangements with Mr. Cohen at this time. Mr. Cohen will continue to participate in the standard compensation programs available to the Company’s non-employee directors, if applicable, or as otherwise previously disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IR-Med, Inc.

By:	/s/ Sharon Levkoviz
Name:	Sharon Levkoviz
Title:	Chief Financial Officer

Date: September 15, 2026